EXHIBIT 99.4

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report

                                    MARM04_8
================================================================================


----------------------------------------------------------------------------------------------------------------
                                                                             % of
                                              # of       Aggregate      Aggregate        Average        Average
Current Balance                              Loans         Balance        Balance            LTV           FICO
----------------------------------------------------------------------------------------------------------------
<= $333,700.00                                 948    $180,507,165          38.72          78.65            712
$333,700.01 - $450,000.00                      251      97,697,287          20.96          75.51            722
$450,000.01 - $650,000.00                      206     109,894,418          23.57          72.83            720
$650,000.01 - $850,000.00                       34      25,052,385           5.37          67.69            725
$850,000.01 - $1,050,000.00                     25      24,117,606           5.17          64.07            731
$1,050,000.01 - $1,250,000.00                    8       9,293,374           1.99          58.11            743
$1,250,000.01 - $1,450,000.00                    5       6,523,800           1.40          67.48            729
$1,450,000.01 - $1,650,000.00                    2       3,098,400           0.66          67.28            784
$1,850,000.01 - $2,050,000.00                    2       3,860,000           0.83          56.40            733
$2,250,000.01 >=                                 2       6,125,000           1.31          52.82            712
----------------------------------------------------------------------------------------------------------------
Total:                                       1,483    $466,169,434         100.00          74.11            719
----------------------------------------------------------------------------------------------------------------
Minimum: $36,450.00
Maximum: $3,705,000.00
Average: $314,342.17
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                                                             % of
                                              # of       Aggregate      Aggregate        Average        Average
Current Gross Rate                           Loans         Balance        Balance            LTV           FICO
----------------------------------------------------------------------------------------------------------------
<= 2.000%                                        3      $2,620,000           0.56          57.60            759
2.001% - 2.250%                                  2       1,668,000           0.36          57.72            734
2.251% - 2.500%                                  1         747,500           0.16          65.00            742
2.501% - 2.750%                                  6       3,752,460           0.80          67.59            759
2.751% - 3.000%                                 13       6,760,303           1.45          71.96            742
3.001% - 3.250%                                 17       6,213,177           1.33          74.51            739
3.251% - 3.500%                                 40      14,646,857           3.14          76.91            718
3.501% - 3.750%                                 46      23,708,159           5.09          67.90            713
3.751% - 4.000%                                 62      24,605,828           5.28          71.20            705
4.001% - 4.250%                                 58      20,101,128           4.31          71.83            726
4.251% - 4.500%                                120      47,178,333          10.12          70.88            728
4.501% - 4.750%                                147      45,423,326           9.74          72.37            720
4.751% - 5.000%                                158      49,716,302          10.66          75.67            718
5.001% - 5.250%                                131      38,789,011           8.32          74.90            721
5.251% - 5.500%                                207      54,107,322          11.61          75.83            716
5.501% - 5.750%                                289      77,488,435          16.62          76.69            715
5.751% - 6.000%                                126      32,893,413           7.06          76.66            720
6.001% - 6.250%                                 19       6,651,056           1.43          77.09            720
6.251% - 6.500%                                 12       3,395,377           0.73          76.93            723
6.501% - 6.750%                                 13       3,028,123           0.65          82.97            688
6.751% - 7.000%                                  7       1,460,623           0.31          83.92            717
7.001% - 7.250%                                  2         223,823           0.05          85.57            675
7.251% - 7.500%                                  4         990,879           0.21          85.94            675
----------------------------------------------------------------------------------------------------------------
Total:                                       1,483    $466,169,434         100.00          74.11            719
Minimum: 2.000%
Maximum: 7.500%
Weighted Average: 4.897%
----------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================

I:\Deals\Marm4_8\pre-marketing\040802.cas    Aug 2, 2004 19:12     Page 1  of  6

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report

                                    MARM04_8
================================================================================


----------------------------------------------------------------------------------------------------------------
                                                                             % of
                                              # of       Aggregate      Aggregate        Average        Average
Net Rate                                     Loans         Balance        Balance            LTV           FICO
----------------------------------------------------------------------------------------------------------------
<= 2.000%                                        6      $5,035,500           1.08          58.74            748
2.251% - 2.500%                                 11       5,675,977           1.22          67.14            754
2.501% - 2.750%                                 13       6,578,148           1.41          74.95            749
2.751% - 3.000%                                 36      12,725,299           2.73          75.72            729
3.001% - 3.250%                                 34      17,450,310           3.74          71.59            703
3.251% - 3.500%                                 52      20,559,654           4.41          70.82            717
3.501% - 3.750%                                 57      23,763,647           5.10          68.09            708
3.751% - 4.000%                                 90      35,601,409           7.64          70.36            734
4.001% - 4.250%                                131      43,500,539           9.33          74.05            717
4.251% - 4.500%                                149      49,437,874          10.61          73.02            725
4.501% - 4.750%                                128      37,315,770           8.00          73.54            713
4.751% - 5.000%                                138      37,298,860           8.00          77.33            717
5.001% - 5.250%                                200      52,888,280          11.35          74.85            718
5.251% - 5.500%                                289      77,214,650          16.56          77.51            714
5.501% - 5.750%                                 98      27,134,565           5.82          76.25            723
5.751% - 6.000%                                 17       5,866,793           1.26          75.54            719
6.001% - 6.250%                                 15       4,705,234           1.01          81.84            710
6.251% - 6.500%                                  8       1,044,052           0.22          85.27            693
6.501% - 6.750%                                  5       1,158,170           0.25          81.03            716
6.751% - 7.000%                                  2         223,823           0.05          85.57            675
7.001% - 7.250%                                  4         990,879           0.21          85.94            675
----------------------------------------------------------------------------------------------------------------
Total:                                       1,483    $466,169,434         100.00          74.11            719
----------------------------------------------------------------------------------------------------------------
Minimum: 1.625%
Maximum: 7.250%
Weighted Average: 4.564%
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                                                             % of
                                              # of       Aggregate      Aggregate        Average        Average
Index                                        Loans         Balance        Balance            LTV           FICO
----------------------------------------------------------------------------------------------------------------
1 Year CMT                                     210     $97,683,679          20.95          69.85            731
1 Year Libor                                   319      99,944,319          21.44          73.53            723
6 Month Libor                                  954     268,541,436          57.61          75.88            714
----------------------------------------------------------------------------------------------------------------
Total:                                       1,483    $466,169,434         100.00          74.11            719
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                                                             % of
                                              # of       Aggregate      Aggregate        Average        Average
Months to Roll                               Loans         Balance        Balance            LTV           FICO
----------------------------------------------------------------------------------------------------------------
1                                                1        $147,200           0.03          80.00            721
2                                               16      11,011,432           2.36          68.71            727
3                                               26       9,768,229           2.10          76.04            699
4                                               19       7,758,162           1.66          70.02            730
5                                               63      29,962,330           6.43          68.31            725
6                                               12       4,641,690           1.00          75.53            726
13                                               1         395,939           0.08          84.26            640
22                                               2         922,375           0.20          56.80            635
27                                               1         240,000           0.05          80.00            714
28                                               2         783,804           0.17          73.11            677
29                                               1         299,098           0.06          95.00            620
30                                               8       2,731,117           0.59          61.84            708
31                                               3         549,720           0.12          82.58            697
32                                              44      10,792,056           2.32          80.08            695
33                                              81      20,110,769           4.31          76.62            712
34                                             281      89,062,099          19.11          73.83            715
35                                             252      80,210,610          17.21          76.53            717
36                                               8       1,660,170           0.36          73.85            701
46                                               2         711,200           0.15          80.00            702
48                                               2         308,678           0.07          80.00            688
49                                               1          92,904           0.02          95.00            672
50                                               1         320,000           0.07          24.62            669
51                                               1         264,671           0.06          89.72            694
52                                               1         150,600           0.03          80.00            699
53                                               1         307,200           0.07          80.00            684
55                                               7       1,864,055           0.40          82.90            695
56                                              69      15,588,023           3.34          78.21            713
57                                             113      25,160,656           5.40          77.36            710
58                                             212      70,281,635          15.08          71.30            731
59                                             141      43,417,988           9.31          74.06            726
60                                              12       2,071,656           0.44          81.06            747
76                                               2         814,655           0.17          80.57            749
77                                               1         553,000           0.12          72.76            789
78                                               1         331,926           0.07          80.00            792
79                                               4         993,327           0.21          77.08            686
80                                              10       2,416,255           0.52          79.74            746
81                                              10       1,779,434           0.38          80.95            731
82                                              14       4,487,673           0.96          76.44            693
83                                              13       4,366,580           0.94          71.85            719
114                                              2         299,500           0.06          86.82            688
116                                             10       4,711,873           1.01          70.28            725
117                                             11       3,729,347           0.80          76.62            703
118                                             13       5,364,598           1.15          74.73            743
119                                              7       4,160,200           0.89          71.71            763
120                                              1         575,000           0.12          58.97            697
----------------------------------------------------------------------------------------------------------------
Total:                                       1,483    $466,169,434         100.00          74.11            719
----------------------------------------------------------------------------------------------------------------
Average AS OF: 2004-08-01
Minimum: 1
Maximum: 120
Weighted Average: 43
----------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================

I:\Deals\Marm4_8\pre-marketing\040802.cas    Aug 2, 2004 19:12     Page 2  of  6

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report

                                    MARM04_8
================================================================================


----------------------------------------------------------------------------------------------------------------
                                                                             % of
                                              # of       Aggregate      Aggregate        Average        Average
Gross Margin                                 Loans         Balance        Balance            LTV           FICO
----------------------------------------------------------------------------------------------------------------
<= 2.000%                                       88     $33,566,395           7.20          72.64            729
2.001% - 2.250%                                879     246,737,793          52.93          76.01            716
2.251% - 2.500%                                 44      19,824,179           4.25          68.88            706
2.501% - 2.750%                                438     157,242,993          33.73          72.13            726
2.751% - 3.000%                                  2         578,750           0.12          57.87            676
3.001% - 3.250%                                 32       8,219,323           1.76          74.96            675
----------------------------------------------------------------------------------------------------------------
Total:                                       1,483    $466,169,434         100.00          74.11            719
----------------------------------------------------------------------------------------------------------------
Minimum: 0.750%
Maximum: 3.250%
Weighted Average: 2.399%
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                                                             % of
                                              # of       Aggregate      Aggregate        Average        Average
First Rate Cap                               Loans         Balance        Balance            LTV           FICO
----------------------------------------------------------------------------------------------------------------
0.000%                                           5      $1,370,300           0.29          76.39            723
1.000%                                          53      16,243,605           3.48          75.26            716
2.000%                                         245      98,215,369          21.07          72.13            721
3.000%                                          85      18,324,920           3.93          77.30            680
4.000%                                         114      22,060,993           4.73          79.36            716
5.000%                                         812     241,492,874          51.80          75.04            720
6.000%                                         165      66,210,822          14.20          70.70            727
8.250%                                           1       1,267,500           0.27          75.00            659
12.000%                                          3         983,050           0.21          74.91            700
----------------------------------------------------------------------------------------------------------------
Total:                                       1,483    $466,169,434         100.00          74.11            719
----------------------------------------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 12.000%
Weighted Average: 4.266%
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                                                             % of
                                              # of       Aggregate      Aggregate        Average        Average
Periodic Rate Cap                            Loans         Balance        Balance            LTV           FICO
----------------------------------------------------------------------------------------------------------------
0.000%                                           9      $3,639,400           0.78          76.90            682
1.000%                                         803     206,201,347          44.23          77.51            710
2.000%                                         596     213,740,514          45.85          72.04            727
2.250%                                           1         262,500           0.06          75.00            705
6.000%                                          74      42,325,673           9.08          67.82            727
----------------------------------------------------------------------------------------------------------------
Total:                                       1,483    $466,169,434         100.00          74.11            719
----------------------------------------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 6.000%
Weighted Average: 1.920%
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                                                             % of
                                              # of       Aggregate      Aggregate        Average        Average
Maximum Rate                                 Loans         Balance        Balance            LTV           FICO
----------------------------------------------------------------------------------------------------------------
7.751% - 8.000%                                  2      $2,120,000           0.45          58.09            760
8.001% - 8.250%                                  3       1,301,696           0.28          58.46            711
8.251% - 8.500%                                  4       2,302,682           0.49          69.67            695
8.501% - 8.750%                                  6       3,184,108           0.68          70.34            689
8.751% - 9.000%                                 23      10,313,426           2.21          71.67            719
9.001% - 9.250%                                 52      18,970,268           4.07          71.46            729
9.251% - 9.500%                                111      44,500,648           9.55          71.63            725
9.501% - 9.750%                                127      36,923,265           7.92          72.89            718
9.751% - 10.000%                               121      35,141,602           7.54          75.51            713
10.001% - 10.250%                               82      23,594,170           5.06          73.99            724
10.251% - 10.500%                              130      33,644,822           7.22          74.30            723
10.501% - 10.750%                              149      43,443,712           9.32          74.56            718
10.751% - 11.000%                              175      50,213,002          10.77          76.62            722
11.001% - 11.250%                               75      23,797,632           5.10          76.08            720
11.251% - 11.500%                              112      31,240,126           6.70          75.56            714
11.501% - 11.750%                              177      46,987,235          10.08          77.77            715
11.751% - 12.000%                               80      40,169,098           8.62          71.06            715
12.001% - 12.250%                                8       1,682,648           0.36          79.19            718
12.251% - 12.500%                                5       1,669,600           0.36          68.02            694
12.501% - 12.750%                                9       1,796,226           0.39          86.72            679
12.751% - 13.000%                                2         482,452           0.10          94.99            669
13.001% - 13.250%                                1         117,523           0.03          90.62            649
13.251% - 13.500%                                1         610,629           0.13          90.00            673
14.501% - 14.750%                                2       1,686,160           0.36          66.32            793
14.751% - 15.000%                                4       1,158,450           0.25          57.25            710
15.001% - 15.250%                                1         197,675           0.04          84.26            693
15.251% - 15.500%                                5       1,759,570           0.38          77.30            701
15.501% - 15.750%                                8       5,132,160           1.10          63.29            755
15.751% - 16.000%                                8       2,028,852           0.44          77.65            697
----------------------------------------------------------------------------------------------------------------
Total:                                       1,483    $466,169,434         100.00          74.11            719
----------------------------------------------------------------------------------------------------------------
Minimum: 8.000%
Maximum: 16.000%
Weighted Average: 10.714%
----------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================

I:\Deals\Marm4_8\pre-marketing\040802.cas    Aug 2, 2004 19:12     Page 3  of  6

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report

                                    MARM04_8
================================================================================


----------------------------------------------------------------------------------------------------------------
                                                                             % of
                                              # of       Aggregate      Aggregate        Average        Average
FICO Scores                                  Loans         Balance        Balance            LTV           FICO
----------------------------------------------------------------------------------------------------------------
Not Available 0                                  1        $391,290           0.08          80.00              0
601 - 620                                        2         786,256           0.17          85.71            619
621 - 640                                       64      19,598,289           4.20          74.59            632
641 - 660                                      123      33,499,982           7.19          77.30            652
661 - 680                                      172      48,681,065          10.44          75.76            672
681 - 700                                      219      67,864,568          14.56          74.42            690
701 - 720                                      211      64,818,692          13.90          74.02            710
721 - 740                                      209      62,389,126          13.38          75.60            731
741 - 760                                      195      66,814,313          14.33          72.53            751
761 - 780                                      177      63,406,673          13.60          72.35            771
781 - 800                                       91      31,807,448           6.82          72.22            790
801 - 820                                       19       6,111,733           1.31          67.97            807
----------------------------------------------------------------------------------------------------------------
Total:                                       1,483    $466,169,434         100.00          74.11            719
----------------------------------------------------------------------------------------------------------------
Minimum (not less than 400): 618
Maximum: 817
Weighted Average: 719
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                                                             % of
                                              # of       Aggregate      Aggregate        Average        Average
Original Loan To Value Ratio                 Loans         Balance        Balance            LTV           FICO
----------------------------------------------------------------------------------------------------------------
<= 50.00%                                       58     $25,398,695           5.45          41.06            728
50.01% - 55.00%                                 25      16,242,893           3.48          53.67            721
55.01% - 60.00%                                 38      21,241,551           4.56          58.05            740
60.01% - 65.00%                                 52      25,340,475           5.44          63.25            727
65.01% - 70.00%                                 71      32,785,542           7.03          68.37            727
70.01% - 75.00%                                127      53,692,154          11.52          73.75            713
75.01% - 80.00%                                963     258,712,350          55.50          79.67            718
80.01% - 85.00%                                 16       3,939,691           0.85          84.59            695
85.01% - 90.00%                                 65      15,288,084           3.28          89.58            703
90.01% - 95.00%                                 66      12,983,897           2.79          94.56            706
95.01% - 100.00%                                 2         544,101           0.12          99.82            747
----------------------------------------------------------------------------------------------------------------
Total:                                       1,483    $466,169,434         100.00          74.11            719
----------------------------------------------------------------------------------------------------------------
Minimum: 7.43
Maximum: 100.00
Weighted Average: 74.11
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                                                             % of
                                              # of       Aggregate      Aggregate        Average        Average
Combined Loan To Value Ratio                 Loans         Balance        Balance            LTV           FICO
----------------------------------------------------------------------------------------------------------------
<= 50.00%                                       48     $22,264,113           4.78          40.62            729
50.01% - 55.00%                                 18      13,506,813           2.90          53.69            719
55.01% - 60.00%                                 38      20,306,089           4.36          57.21            741
60.01% - 65.00%                                 38      18,998,843           4.08          61.70            737
65.01% - 70.00%                                 63      30,087,880           6.45          67.44            725
70.01% - 75.00%                                107      47,665,026          10.22          72.90            709
75.01% - 80.00%                                282      98,620,045          21.16          77.96            719
80.01% - 85.00%                                 25       7,384,626           1.58          80.78            709
85.01% - 90.00%                                219      65,867,109          14.13          81.18            712
90.01% - 95.00%                                300      76,845,190          16.48          81.78            719
95.01% - 100.00%                               345      64,623,701          13.86          79.93            718
----------------------------------------------------------------------------------------------------------------
Total:                                       1,483    $466,169,434         100.00          74.11            719
----------------------------------------------------------------------------------------------------------------
Minimum: 7.43
Maximum: 100.00
Weighted Average: 80.81
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                                                             % of
                                              # of       Aggregate      Aggregate        Average        Average
Amortization                                 Loans         Balance        Balance            LTV           FICO
----------------------------------------------------------------------------------------------------------------
Interest Only                                1,118    $323,721,225          69.44          75.24            720
Fully Amortizing                               365     142,448,209          30.56          71.56            718
----------------------------------------------------------------------------------------------------------------
Total:                                       1,483    $466,169,434         100.00          74.11            719
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                                                             % of
                                              # of       Aggregate      Aggregate        Average        Average
Top 5 States                                 Loans         Balance        Balance            LTV           FICO
----------------------------------------------------------------------------------------------------------------
California                                     469    $194,470,561          41.72          72.56            725
Georgia                                        229      43,060,161           9.24          79.33            711
Virginia                                        80      32,439,145           6.96          74.23            715
Florida                                         95      20,099,586           4.31          77.78            707
Illinois                                        44      16,381,089           3.51          75.98            720
Other                                          566     159,718,892          34.26          73.93            717
----------------------------------------------------------------------------------------------------------------
Total:                                       1,483    $466,169,434         100.00          74.11            719
----------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================

I:\Deals\Marm4_8\pre-marketing\040802.cas    Aug 2, 2004 19:12     Page 4  of  6

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report

                                    MARM04_8
================================================================================


----------------------------------------------------------------------------------------------------------------
                                                                             % of
                                              # of       Aggregate      Aggregate        Average        Average
Prepay Original Term                         Loans         Balance        Balance            LTV           FICO
----------------------------------------------------------------------------------------------------------------
0                                            1,129    $380,520,856          81.63          73.81            720
6                                               17       5,983,298           1.28          72.83            706
12                                               6       2,228,670           0.48          74.82            739
24                                              20       5,401,677           1.16          75.98            706
36                                             209      50,477,214          10.83          75.17            713
60                                             102      21,557,718           4.62          76.79            720
----------------------------------------------------------------------------------------------------------------
Total:                                       1,483    $466,169,434         100.00          74.11            719
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                                                             % of
                                              # of       Aggregate      Aggregate        Average        Average
Document Type                                Loans         Balance        Balance            LTV           FICO
----------------------------------------------------------------------------------------------------------------
Alternate                                       55     $16,855,937           3.62          76.62            727
Full                                           844     248,902,866          53.39          75.03            717
Limited                                         35       8,770,078           1.88          72.17            726
No Doc                                          27       5,406,301           1.16          70.79            706
No Ratio                                        13       4,583,338           0.98          70.99            727
Reduced                                        386     128,560,136          27.58          74.22            718
Stated Doc                                     111      46,543,837           9.98          70.16            725
Streamline                                      12       6,546,942           1.40          66.33            753
----------------------------------------------------------------------------------------------------------------
Total:                                       1,483    $466,169,434         100.00          74.11            719
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                                                             % of
                                              # of       Aggregate      Aggregate        Average        Average
Loan Purpose                                 Loans         Balance        Balance            LTV           FICO
----------------------------------------------------------------------------------------------------------------
Purchase                                       899    $268,142,640          57.52          77.61            726
Cash Out Refinance                             289      96,787,262          20.76          69.69            709
Rate/Term Refinance                            295     101,239,532          21.72          69.09            710
----------------------------------------------------------------------------------------------------------------
Total:                                       1,483    $466,169,434         100.00          74.11            719
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                                                             % of
                                              # of       Aggregate      Aggregate        Average        Average
Owner Occupancy Status                       Loans         Balance        Balance            LTV           FICO
----------------------------------------------------------------------------------------------------------------
Investor                                       158     $33,043,913           7.09          74.81            726
Primary                                      1,293     422,950,700          90.73          74.23            719
Secondary                                       32      10,174,821           2.18          66.93            717
----------------------------------------------------------------------------------------------------------------
Total:                                       1,483    $466,169,434         100.00          74.11            719
----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------
                                                                             % of
                                              # of       Aggregate      Aggregate        Average        Average
Property Type                                Loans         Balance        Balance            LTV           FICO
----------------------------------------------------------------------------------------------------------------
Coop                                             9      $2,886,514           0.62          76.13            721
Townhouse                                        1          51,383           0.01          69.33            680
Condominium                                    179      50,672,208          10.87          75.15            726
PUD                                            340      79,796,377          17.12          78.59            719
Single Family                                  902     315,974,970          67.78          72.85            717
Two- to Four Family                             52      16,787,983           3.60          73.18            733
----------------------------------------------------------------------------------------------------------------
Total:                                       1,483    $466,169,434         100.00          74.11            719
----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------
                                                                             % of
                                              # of       Aggregate      Aggregate        Average        Average
Stated Remaining Term to Maturity            Loans         Balance        Balance            LTV           FICO
----------------------------------------------------------------------------------------------------------------
178                                              1        $498,196           0.11          79.91            704
337                                              1         395,939           0.08          84.26            640
341                                              1         530,037           0.11          42.67            709
346                                              4       1,633,575           0.35          66.90            664
348                                              2         308,678           0.07          80.00            688
349                                              1          92,904           0.02          95.00            672
350                                              1         320,000           0.07          24.62            669
351                                              2         504,671           0.11          85.10            704
352                                              6       1,965,059           0.42          77.49            711
353                                              7       3,788,498           0.81          75.36            717
354                                             11       3,362,543           0.72          65.85            715
355                                             15       3,554,302           0.76          81.11            694
356                                            149      44,519,638           9.55          75.56            715
357                                            240      60,176,435          12.91          76.94            709
358                                            538     176,866,784          37.94          72.75            722
359                                            471     158,703,658          34.04          74.20            722
360                                             33       8,948,516           1.92          75.43            724
----------------------------------------------------------------------------------------------------------------
Total:                                       1,483    $466,169,434         100.00          74.11            719
----------------------------------------------------------------------------------------------------------------
Minimum: 178
Maximum: 360
Weighted Average: 358
----------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================

I:\Deals\Marm4_8\pre-marketing\040802.cas    Aug 2, 2004 19:12     Page 5  of  6

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report

                                    MARM04_8
================================================================================


----------------------------------------------------------------------------------------------------------------
                                                                             % of
                                              # of       Aggregate      Aggregate        Average        Average
Servicer                                     Loans         Balance        Balance            LTV           FICO
----------------------------------------------------------------------------------------------------------------
Bank of America                                 59     $25,404,579           5.45          72.10            723
Cenlar                                           2         887,655           0.19          79.26            767
Downey                                          27      10,784,823           2.31          70.33            734
GMAC Mortgage                                  705     207,042,548          44.41          74.47            717
Greenpoint                                     332      91,204,888          19.56          78.71            710
National City Mortgage                         146      34,015,386           7.30          76.62            725
Provident                                        5       1,252,800           0.27          75.07            698
Wamu                                            48      10,070,104           2.16          77.14            726
Washington Mutual Bank                         159      85,506,650          18.34          68.00            727
----------------------------------------------------------------------------------------------------------------
Total:                                       1,483    $466,169,434         100.00          74.11            719
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                                                             % of
                                              # of       Aggregate      Aggregate        Average        Average
Originator                                   Loans         Balance        Balance            LTV           FICO
----------------------------------------------------------------------------------------------------------------
Alliance Bancorp                                10      $4,017,654           0.86          70.21            728
American Mortgage Network                        2         396,000           0.08          80.00            660
Bank of America                                 59      25,404,579           5.45          72.10            723
Family Lending                                  16       8,220,100           1.76          77.87            731
Flagstrat                                        1         530,037           0.11          42.67            709
Flick                                            2         422,532           0.09          80.00            686
Greenpoint Mortgage Corporation                332      91,204,888          19.56          78.71            710
Homestar                                       274      52,344,370          11.23          79.00            711
Loan Center Of California Inc                    3         711,850           0.15          80.00            679
Market Street                                   10       1,422,671           0.31          92.26            671
Mortgage IT                                     69      25,511,400           5.47          72.41            738
Mortgage Store                                  66      14,113,683           3.03          77.35            725
Nat City Mortgage                              146      34,015,386           7.30          76.62            725
Nexstar                                          2         887,655           0.19          79.26            767
Pacific Republic Mortgage Corp                   5         812,491           0.17          76.97            745
Plaza Home Mortgage                              3         550,000           0.12          66.05            690
Primary Capital                                  1         147,200           0.03          80.00            721
Prism Mortgage/RBC Mortgage                     48      10,070,104           2.16          77.14            726
Provident Bank                                   2         894,000           0.19          77.80            718
Provident Funding                                5       1,252,800           0.27          75.07            698
South Pacific Financial Corp                     1         319,913           0.07          77.11            649
UBS Conduit                                    267     107,413,470          23.04          71.68            716
Washington Mutual                              159      85,506,650          18.34          68.00            727
----------------------------------------------------------------------------------------------------------------
Total:                                       1,483    $466,169,434         100.00          74.11            719
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================

I:\Deals\Marm4_8\pre-marketing\040802.cas    Aug 2, 2004 19:12     Page 6  of  6